UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2008

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On April 23, 2008, Consolidated-Tomoka Land Co. (the “Company”) issued a press release announcing the results of the Company’s 2008 Annual Meeting of Shareholders (the “Annual Meeting”), held Wednesday, April 23, 2008.  On February 29, 2008, the record date for the Annual Meeting, there were 5,725,806 shares of the Company’s common stock outstanding, and 5,040,881 shares were represented in person or by proxy at the Annual Meeting (constituting 88% of the outstanding shares).  The following votes were received for each of the three nominees for Class II directors, each of whom was elected to a three-year term:

Director Nominee                                                                                 For                              Withheld

William H. Davison                                                                           3,454,151                      1,586,730

William H. McMunn                                                                         3,456,112                      1,584,769

William L. Olivari                                                                              3,453,846                      1,587,035

The terms of directors John C. Adams, Jr., Gerald L. DeGood, James E. Gardner, John C. Myers and William J. Voges continued after the meeting.

The board of directors of the Company (the “Board”) also announced the election, at the meeting of the Board immediately following the Annual Meeting, of William H. McMunn, the Company’s President and Chief Executive Officer, as Chairman of the Board of the Company, and the election of the other officers of the Company.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

At the Board meeting following the Annual Meeting, upon the recommendation of the Governance Committee of the Company’s Board, the Board also adopted amendments to the charter of the Governance Committee of the Company.  These amendments update the specific qualities or skills that the Governance Committee believes should be held by any director nominee.  A copy of the Company’s amended Governance Committee Charter is attached hereto as Exhibit 99.2.

In addition, upon the recommendation of the Compensation and Stock Option Committee of the Company, at the meeting of the Board following the Annual Meeting, the Board granted stock options to the named executive officers from the Proxy Statement in connection with the Annual Meeting as follows:

      Options                      Exercise or Base Price
Officer                                                                Granted                      of Option Awards ($/Sh)

William H. McMunn                                            20,000                                  $55.25
Bruce W. Teeters                                                  8,000                                  $55.25
Robert F. Apgar                                                    5,000                                  $55.25

These stock option grants were awarded for fiscal year 2007 performance.  Tandem SARs were granted with each stock option award.  The Compensation and Stock Option Committee intends to use the results of the Towers Perrin executive compensation study in evaluating and establishing executive compensation in 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1      Press Release Issued April 23, 2008

99.2	Amended Consolidated-Tomoka Land Co. Governance Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007
Consolidated-Tomoka Land Co. By: /s/William H. McMunn William H. McMunn, President and Chief Executive Officer